EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report of United Health Products, Inc. (the "registrant") on Form 10-Q/A for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Douglas Beplate, Principal Executive Officer of the registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: May 13, 2016	By:	/s/ Douglas Beplate
Douglas Beplate
Principal Executive Officer